UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 3)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

April 26, 2005

INPHONIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51023	52-2199384
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1010 Wisconsin Avenue, Suite 600

Washington, DC 20007

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(202) 333-0001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This report amends the Current Report on Form 8-K filed by InPhonic, Inc. on May 2, 2005 (the “Original Report”) to re-file Exhibit 2.1 as a result of InPhonic, Inc.’s amended request for confidential treatment.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information in Item 2.01 of the Original Report is incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The information in Item 9.01(a) of the Original Report is incorporated by reference.

(b) Pro Forma Financial Information.

The information in Item 9.01(b) of the Original Report is incorporated by reference.

(d) Exhibits.

Exhibit No.	Description
2.1(a)	Asset Purchase Agreement, dated as of April 26, 2005, between VMC, InPhonic and CAIS II.

23.1*	Consent of the Reznick Group, P.C.

(a)	Confidential treatment requested for certain portions of this Exhibit pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, which portions are omitted and filed separately with the Securities and Exchange Commission.

*	Incorporated by reference to our Current Report on Form 8-K, as amended, filed on May 2, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPHONIC, INC.

By:	/s/ Lawrence S. Winkler
Lawrence S. Winkler
Chief Financial Officer, Executive Vice President and Treasurer

Date: December 22, 2006

INDEX TO EXHIBITS

Exhibit No.	Description

2.1(a)	Asset Purchase Agreement, dated as of April 26, 2005, between VMC, InPhonic and CAIS II.

23.1*	Consent of the Reznick Group, P.C.

(a)	Confidential treatment requested for certain portions of this Exhibit pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, which portions are omitted and filed separately with the Securities and Exchange Commission.

*	Incorporated by reference to our Current Report on Form 8-K, as amended, filed on May 2, 2005.